Exhibit 99.1

Investor Presentation June 2013 NASDAQ: STRM Knowledge Management for Healthcare Providers

2 © 2013 Streamline Health, Inc. SAFE HARBOR STATEMENT: FORWARD-LOOKING DISCLOSURE This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, based on current management expectations. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and that can cause Streamline Health’s actual results to differ. We caution you therefore to not place undue reliance on such statements. Actual results might differ materially from these statements due to a number of risks and uncertainties. Risks that may contribute to the uncertain nature of these statements are described in  Streamline Health’s periodic filings made with Securities and Exchange Commission. Special attention is directed to the portions of those documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Streamline Health undertakes no obligation to update any forward-looking statements or relevant risks, except as may be required by law. Disclosure Statements TRADEMARKS Product or company names referenced herein may be trademarks or registered trademarks of their respective owners.

Company Highlights

Knowledge management solutions provider	Our Knowledge Management solutions connect fragmented data to create more meaningful information across the entire patient experience – providing clients with intelligently organized, easily accessible insights, enabling better decision-making and better financial results.
Integrate with leading EMR, financial and clinical systems	The Advisory Board Company, McKESSON, 3M, Epic, GE, LAWSON, Allscripts, Cerner, MEDITECH
High client retention with deeply embedded solutions	**95% client retention** due to subject matter expertise, deep and broad solutions that seamlessly integrate into provider business processes
Installed base of top tier clients presents sizable opportunity	Memorial Sloan-Kettering Cancer Center, NewYork-Presbyterian, Montefiore, EMORY HEALTHCARE, North Shore LIJ
Highly scalable SaaS model	SaaS model enhances recurring revenue profile – Q4 2012 vs. Q4 2011 **recurring revenue grew 47%**
Proven management team and successful turn-around	Management team with extensive HCIT experience **repositioned Company for growth and profitability**
High demand for business analytics solutions	In 2011, only 10 percent of hospitals had implemented software that could conduct data analytics, but as many as 50 percent of hospitals could be using data analytics by 2016[1]

(1) Frost and Sullivan report: U.S. Hospital Health Data Analytics Market (2012)

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4 © 2013 Streamline Health, Inc. Issues Solutions Addressing Critical Healthcare Issues Opportunities Electronic Medical Records Providers must show “meaningful use” by 2015 (maximum reimbursement ends 2012) HITECH/ARRA is just the beginning of the EMR life cycle Enable access to unstructured data from within the EMR with MU certified EHR module Declining Reimbursements Payor denials and lack of timely reimbursements squeeze profits With decreasing profit margins, providers will rely on business analytics tools to help them protect their revenue Accelerate coding, billing, A/R collection and increase visibility of financial KPIs with business analytics ICD-10 Transition ICD-9 to ICD-10 Conversion by October 1, 2014 Over 140,000 new codes in ICD-10 Computer Assisted Coding (CAC) solution addresses ICD-10 conversion issues Streamline Health solutions address critical pain points for providers

5 © 2013 Streamline Health, Inc. Over 1,700 acute care hospitals > 200 beds in the U.S. and affiliated physician groups Economic buyer = CFO and/or CIO Functional buyers = HIM, RCM, PFS, CDI, Coding Growing Addressable Market Current Market Focus Long term care Home health Alternate site (ambulatory) Accountable care organizations Potential New Markets Favorable Industry Fundamentals Support Long-Term Market Growth Compelling Market Fundamentals 50% of providers expect to purchase a computer assisted coding solution in the next two years (1) 3,116 of the 5,754 registered hospitals in the U.S. are using an EMR system we integrate with (2) Estimated 800+ hospitals were using business analytics solutions in 2012; that number is expected to grow to 2,800+ by 2016 with a CAGR of 41% (3) Worldwide HCIT spend was approximately $85 billion in 2010; projected to be $185 billion in 2020 (4) (1) KLAS Report – Computer Assisted Coding: A Glimpse at the Future of HIM Technology (2) Modern Healthcare: By the Numbers 2012-2013 (3) Frost and Sullivan report: U. S. Hospital Health Data Analytics Market (2012) (4) Gartner and Cerner estimates

Actionable Information and Knowledge Management

Solutions Throughout the Patient Experience

Patient Encounter

Referral → Registration → Admission → Discharge → HIM → Coding → CDI → Billing & Collections → Reconciliation → Audit

Patient Access | Clinicians | HIM | Coding | Clinical Documentation Improvement | Patient Financial Services | Revenue Cycle

Enterprise Solutions

AccessAnyWare™

Enterprise Content Management

- CharityWare
- CompletionWare
- ReleaseWare
- ReferWare
- PreOpWare
- FolderView

Collabra™

Coding and Clinical Documentation Improvement

- eCAC
- ePhysician Query
- eCDI
- eAbstract

OpportunityAnyWare™

Business Analytics Delivering Actionable Information

- ARWare
- AuditWare
- 835DenialWare

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7 © 2013 Streamline Health, Inc. Competitive Landscape ECM Coding Analytics Traditionally compete on solution price, service level, agility, customizability & Industry specific Traditionally compete on solution appeal

8 © 2013 Streamline Health, Inc. $4.1 $4.1 $4.3 $4.5 $5.1 $6.5 $6.7 $6.5 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Recurring Revenue Other Revenue Financial Performance FY2012 FY 2011 77.9% Recurring revenue % total 76.1% 42.1% Recurring revenue growth 14.6% 52% Gross margin 48% 27.6% EBITDA margin 25.3% $51.0 Backlog ($ millions) $27.4 $4.0 $5.4 $1.5 $1.1 $5.4 $6.5 Q1 2012 Q1 2013 Recurring Revenue Other Revenue 19% Growth 11% Growth Revenue ($ in millions) Adj. EBITDA ($ in millions) Increasing Recurring Revenue Key Financial Improvements Achieved

9 © 2013 Streamline Health, Inc. $3.0 $4.0 $5.4 $1.1 $1.5 $1.1 $4.1 $5.4 $6.5 Q1 2011 Q1 2012 Q1 2013 Recurring Revenue Other Revenue Financial Performance 35% Growth 33% Growth Key Financial Facts Increasing Recurring Revenue (in millions) Trailing Four Quarters Revenue (in millions) $14.0 $20.0 $4.4 $5.1 $18.4 $25.1 Four Quarters Ending Q1 2012 Four Quarters Ending Q1 2013 Recurring Revenue Other Revenue 36% Growth Committed to building a stable, recurring revenue base Recurring revenues composed more than 80% of Q1 FY13 total revenue Long-term client contracts, more than $53 million in backlog FY2012 Gross Margin 52% FY2012 Adjusted EBITDA Margin 27.6%

10 © 2013 Streamline Health, Inc. 1. New contract bookings were $18.7M; exceeding plan by 37% 2. $9.4M in contract renewals 3. Acquired Meta Health Technology; deepened coding/HIM offerings 4. Improved human capital at senior staff level 2013 Strategic Goals and Projections Key Strategic Goals and Accomplishments FY 2012 1. Continue to invest in Sales & Marketing infrastructure 2. Consolidate infrastructure in Atlanta 3. Expand solutions suite to meet the growing needs of our target client base Key Strategic Goals FY 2013 Revenue ($ in millions) Adj. EBITDA ($ in millions)

11 © 2013 Streamline Health, Inc. Installed base of top tier clients presents sizable opportunity: Over 100 clients, 450 sites Current Client Base (1) Frost and Sullivan report: U.S. Hospital Health Data Analytics Market (2012)

12 © 2013 Streamline Health, Inc. Company Summary A leading provider of SaaS-based enterprise content management, business analytics, computer assisted coding (CAC), and clinical documentation improvement (CDI) solutions for healthcare providers. NASDAQ: STRM Exchange/Ticker June 7, 2013: $6.65 (52 Week High - $7.42, Low - $2.99) Share Price (52 Week Range) 12.5 million Common Shares Outstanding June 7, 2013: $83.2 million Market Cap $7.5 million (January 31, 2013) Cash $13.7 million (January 31, 2013) Bank Debt $24.8 million (April 30, 2013) TTM Revenue $6.6 million (January 31, 2013) TTM Adj. EBITDA 103 Number of Associates